UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

June 13, 2017

Date of Report (date of earliest event reported)

Apple Inc.

(Exact name of Registrant as specified in its charter)

California	001-36743	94-2404110
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS. Employer Identification No.)

1 Infinite Loop

Cupertino, California 95014

(Address of principal executive offices) (Zip Code)

(408) 996-1010

(Registrant’s telephone number, including area code)

Not applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the Registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company      ☐

If an emerging growth company, indicate by check mark if the Registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01	Other Events.

On June 20, 2017, Apple Inc. (“Apple”) consummated the issuance and sale of $1,000,000,000 aggregate principal amount of Apple’s 3.000% Notes due 2027 (the “Notes”), pursuant to an underwriting agreement (the “Underwriting Agreement”) dated June 13, 2017 among Apple and Goldman Sachs & Co. LLC, J.P. Morgan Securities LLC and Merrill Lynch, Pierce, Fenner & Smith Incorporated, as representatives of the several underwriters named therein.

The Notes are being issued pursuant to an indenture, dated as of April 29, 2013 (the “Indenture”), between Apple and The Bank of New York Mellon Trust Company, N.A., as trustee, together with the officer’s certificate, dated June 20, 2017 (the “Officer’s Certificate”), issued pursuant to the Indenture establishing the terms of the Notes.

The Notes are being issued pursuant to Apple’s Registration Statement on Form S-3 filed with the Securities and Exchange Commission on April 28, 2016 (Reg. No. 333-210983) (the “Registration Statement”).

Interest on the Notes will be paid semi-annually in arrears on June 20 and December 20 of each year, beginning on December 20, 2017. The Notes will mature on June 20, 2027.

The Notes will be Apple’s senior unsecured obligations and will rank equally with Apple’s other unsecured and unsubordinated debt from time to time outstanding.

The foregoing description of the Notes and related agreements is qualified in its entirety by the terms of the Underwriting Agreement, the Indenture and the Officer’s Certificate (including the form of the Notes). Apple is furnishing the Underwriting Agreement and the Officer’s Certificate (including the form of the Notes) attached hereto as Exhibits 1.1, 4.1 and 4.2, respectively, and they are incorporated herein by reference. The Indenture is filed as Exhibit 4.1 to Apple’s Registration Statement on Form S-3 filed with the Securities and Exchange Commission on April 29, 2013 (Reg. No. 333-188191). The computation of Apple’s ratio of earnings to fixed charges is filed as Exhibit 12.1 to Apple’s Current Report on Form 8-K filed with the Securities and Exchange Commission on May 11, 2017. An opinion regarding the legality of the Notes is filed as Exhibit 5.1, and is incorporated by reference into the Registration Statement; and a consent relating to the incorporation of such opinion is incorporated by reference into the Registration Statement and is filed as Exhibit 23.1 by reference to its inclusion within Exhibit 5.1.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit Number	Exhibit Description

1.1	Underwriting Agreement, dated June 13, 2017, among Apple Inc. and Goldman Sachs & Co. LLC, J.P. Morgan Securities LLC and Merrill Lynch, Pierce, Fenner & Smith Incorporated, as representatives of the several underwriters named therein

4.1	Officer’s Certificate of Apple Inc., dated June 20, 2017

4.2	Form of Global Note representing the Notes (included in Exhibit 4.1)

5.1	Opinion of Hogan Lovells US LLP

23.1	Consent of Hogan Lovells US LLP (included in the opinion filed as Exhibit 5.1)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 20, 2017	Apple Inc.

	By:	/s/ Gary Wipfler
Gary Wipfler Vice President and Corporate Treasurer

EXHIBIT INDEX

Exhibit Number	Exhibit Description

1.1	Underwriting Agreement, dated June 13, 2017, among Apple Inc. and Goldman Sachs & Co. LLC, J.P. Morgan Securities LLC and Merrill Lynch, Pierce, Fenner & Smith Incorporated, as representatives of the several underwriters named therein

4.1	Officer’s Certificate of Apple Inc., dated June 20, 2017

4.2	Form of Global Note representing the Notes (included in Exhibit 4.1)

5.1	Opinion of Hogan Lovells US LLP

23.1	Consent of Hogan Lovells US LLP (included in the opinion filed as Exhibit 5.1)